FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 22, 2003



                         Realty Parking Properties L.P.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                     000-17616                52-1591575
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
    of incorporation)                                    Identification Number)


  300  East Lombard Street - Suite 1200, Baltimore, Maryland      21202
          (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A
         (Former name or former address, if changed since last report.)

                         REALTY PARKING PROPERTIES L.P.


                                      Index


                                                                      Page(s)

Item 1   Changes in Control of Registrant                          Inapplicable

Item 2   Acquisition or Disposition of Assets                           1

Item 3   Bankruptcy or Receivership                                Inapplicable

Item 4   Changes in Registrant's Certifying Accountant             Inapplicable

Item 5   Other Events                                              Inapplicable

Item 6   Resignations of Registrant's Directors                    Inapplicable

Item 7   Financial Statements and Exhibits:

         Narrative                                                      1
         Pro Forma Balance Sheet as of June 30, 2003                    2
         Pro Forma Statement of Operations for the six
              months ended June 30, 2003                                3
         Pro Forma Statement of Operations for the year
              ended December 31, 2002                                   4
         Notes to Pro Forma Financial Statements                        5


Item 8   Change in Fiscal Year                                     Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S       Inapplicable

Signatures                                                              6

                         REALTY PARKING PROPERTIES L.P.



Item 2.  Acquisition or Disposition of Assets

On August 29, 2003, the Partnership sold its 41,800 square-foot parcel of land, located in Los Angeles, California, for $4,500,000. The Partnership's investment in the property was $3,482,360, net of accumulated depreciation of $47,880 and a reserve for impairment loss of $4,409,624. The sale of this property was reported on Form 8-K on September 11, 2003.

On September 22, 2003, the Partnership sold its 35,000 square-foot parcel of land, located in Little Rock, Arkansas, for $1,200,000. The Partnership's investment in the property was $1,002,360.

On September 26, 2003, the Partnership sold its 75% interest in the 90,000 square-foot parcel of land, located in Miami, Florida, for $6,600,000. The Partnership's investment in the property was $4,900,458.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma Balance Sheet assumes the sales of the properties as of June 30, 2003. The The unaudited proforma Statements of Operations assumes the sales of the properties on January 1, 2003, and January 1, 2002.

This information should be read in conjunction with the Partnership's Form 10-K for the year ended December 31, 2002 and its form 10-Q for the period ended June 30, 2003.

                         REALTY PARKING PROPERTIES L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                                        June 30,
                                                           2003                Pro Forma               Pro Forma
                                                        Historical            Adjustments               Results
                                                   -------------------  --------------------     -------------------
Assets
  Investment in real estate                        $        6,184,303   $        (4,484,720)(1)  $        1,699,583
  Property held for sale                                    4,900,458            (4,900,458)(1)                   -
  Cash and cash equivalents                                 1,029,258               (20,000)(2)           1,009,258
  Accounts receivable                                          25,950               (12,000)(2)              13,950
                                                   -------------------  --------------------     -------------------

                                                   $       12,139,969   $        (9,417,178)     $        2,722,791
                                                   ===================  ====================     ===================


Liabilities and Partners' Capital
  Liabilities
    Accounts payable and accrued expenses          $           60,117   $           (20,000)(2)  $           40,117
    Due to affiliates                                         378,804                                       378,804
    Real estate taxes payable                                  12,000               (12,000)(2)                   -
                                                   -------------------  --------------------     -------------------
                                                              450,921               (32,000)                418,921
                                                   -------------------  --------------------     -------------------

  Partners' Capital
    General Partner                                                 -                     -                       -
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,909,127 units outstanding                        11,688,948            (9,385,178)(1)           2,303,770
    Subordinated Limited Partner                                  100                     -                     100
                                                   -------------------  --------------------     --
                                                                                                   -----------------
                                                           11,689,048            (9,385,178)              2,303,870
                                                   -------------------  --------------------     -------------------

                                                   $       12,139,969   $        (9,417,178)     $        2,722,791
                                                   ===================  ====================     ===================


                         REALTY PARKING PROPERTIES L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                                        Six Mos.
                                                                        June 30,
                                                                  2003                Pro Forma               Pro Forma
                                                               Historical            Adjustments               Results
                                                          -------------------  --------------------     -------------------
Revenues
  Parking lots                                            $          245,055   $          (190,055)(3)  $           55,000
  Interest income                                                     10,377                                        10,377
                                                          -------------------  --------------------     -------------------
                                                                     255,432              (190,055)                 65,377
                                                          -------------------  --------------------     -------------------

Expenses
  Administrative, including amounts to related party                  61,776                                        61,776
  Professional fees                                                   12,500                                        12,500
  Management fees to related party                                     3,859                (2,544)(3)               1,315
  Real estate taxes                                                   43,000               (20,000)(3)              23,000
  Depreciation                                                        17,960                (2,520)(3)              15,440
                                                          -------------------  --------------------     -------------------
                                                                     139,095               (25,064)                114,031
                                                          -------------------  --------------------     -------------------

Income from continuing operations                                    116,337              (164,991)                (48,654)

Discontinued operations                                            4,063,430              (168,225)(3)           3,895,205
                                                          -------------------  --------------------     -------------------

Net earnings                                              $        4,179,767   $          (333,216)(3)  $        3,846,551
                                                          ===================  ====================     ===================

Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                                 $             0.06   $             (0.08)     $            (0.02)
    Discontinued operations                                             2.13                 (0.09)                   2.04
                                                          -------------------  --------------------     -------------------

    Total                                                  $            2.19    $            (0.17)(4)   $            2.02
                                                          ===================  ====================     ===================

Cash distributions per unit of assignee and
  limited partnership interests                           $             3.61   $             (0.17)(4)  $             3.44
                                                          ===================  ====================     ===================

                         REALTY PARKING PROPERTIES L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                                     Twelve Mos.
                                                                        Dec. 31,
                                                                  2002                Pro Forma               Pro Forma
                                                               Historical            Adjustments               Results
                                                          -------------------  --------------------     -------------------
Revenues
  Parking lots                                            $          843,133   $          (733,133)(3)  $          110,000
  Interest income                                                     15,578                                        15,578
                                                          -------------------  --------------------     -------------------
                                                                     858,711              (733,133)                125,578
                                                          -------------------  --------------------     -------------------

Expenses
  Administrative, including amounts to related party                 121,857                                       121,857
  Professional fees                                                   22,709                                        22,709
  Management fees to related party                                    12,788               (10,219)(3)               2,569
  Real estate taxes                                                   90,503               (46,005)(3)              44,498
  Depreciation                                                        35,920                (5,040)(3)              30,880
                                                          -------------------  --------------------     -------------------
                                                                     283,777               (61,264)                222,513
                                                          -------------------  --------------------     -------------------

Income from continuing operations                                    574,934              (671,869)                (96,935)

Discontinued operations                                            5,013,294                                     5,013,294
                                                          -------------------  --------------------     -------------------

Net earnings                                              $        5,588,228   $          (671,869)(3)  $        4,916,359
                                                          ===================  ====================     ===================

Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                                 $             0.30   $             (0.34)     $            (0.04)
    Discontinued operations                                             2.61                     -                    2.61
                                                          -------------------  --------------------     -------------------

    Total                                                  $            2.91    $            (0.34)(4)   $            2.57
                                                          ===================  ====================     ===================

Cash distributions per unit of assignee and
  limited partnership interests                           $             4.53   $             (0.34)(4)  $             4.19
                                                          ===================  ====================     ===================

                         REALTY PARKING PROPERTIES L.P.
                     Notes to Pro Forma Financial Statements
                                    Unaudited


NOTE 1
On August 29, 2003, the Partnership sold its 41,800 square-foot parcel of land, located in Los Angeles, California, for $4,500,000. The Partnership's investment in the property was $3,482,360, net of accumulated depreciation of $47,880 and a reserve for impairment loss of $4,409,624. The sale of this property was reported on Form 8-K on September 11, 2003.

On September 22, 2003, the Partnership sold its 35,000 square-foot parcel of land, located in Little Rock, Arkansas, for $1,200,000. The Partnership's investment in the property was $1,002,360.

On September 26, 2003, the Partnership sold its 75% interest in the 90,000 square-foot parcel of land, located in Miami, Florida, for $6,600,000. The Partnership's investment in the property was $4,900,458.

Investment in real estate, property held for sale, and partners' capital have been adjusted to reflect the sales of the properties as of June 30, 2003.

NOTE 2
Cash, accounts receivable, accounts payable and accrued expenses, and real estate taxes payable have been adjusted to reflect reductions in these items as if the properties were sold as of June 30, 2003.

NOTE 3
The capital gains realized on the sales of the properties are not included in the pro forma statements of operations.

Income from continuing operations and discontinued operations have been adjusted in the proforma statements of operations, for the six months ended June 30, 2003, and the year ended December 31, 2002, to reflect the net reduction of income to the Partnership as if the properties were sold at the beginning of each year.

In 2003, the Partnership's income for income tax purposes differs from the net earnings for financial reporting purposes as a result of an impairment loss recorded for financial reporting purposes during 1999, a portion of which will be recognized for income tax purposes in 2003. Impairment losses are not deductible for income tax purposes until they are realized.

In 2002, there is no difference between the Partnership's net earnings for income tax purposes and net earnings for financial reporting purposes.

NOTE 4
Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations, for the six months ended June 30, 2003, and the year ended December 31, 2002, are based upon 1,909,127 units outstanding.

Cash distributions per unit were derived from net earnings and sales proceeds during the six months ended June 30, 2003 and the year ended December 31, 2002.

                         REALTY PARKING PROPERTIES L.P.





                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REALTY PARKING PROPERTIES L.P.




DATE:  October 3, 2003              By:     /s/   John M. Prugh
                                        John M. Prugh
                                        President
                                        Realty Parking Company, Inc.
                                        General Partner





DATE:  October 3, 2003              By:    /s/   Timothy M. Gisriel
                                        Timothy M. Gisriel
                                        Treasurer
                                        Realty Parking Company, Inc.
                                        General Partner